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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

            PURSUANT TO SECTION 15(D) OF THE SECURITIES ACT OF 1933


        Date of Report (Date of earliest event reported): July 17, 1998

                                 IMATEC, LTD.
            (Exact name of Registrant as specified in its charter)

       Delaware                    0-21752                    11-3289398
(State of incorporation)  (Commission file number)  (IRS Employer Identification
                                                                Number)

                150 East 58th Street, New York, New York 10155
                   (Address of principal executive offices)

                                (212) 826-0449
                        (Registrant's telephone number)






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ITEM 6. Resignation of Director

On July 17, 1998, through a letter addressed to the board of directors (the "Board") of the Registrant, Neil Factor, a director of the Registrant since November 30, 1995, resigned effective immediately. Mr. Factor cited his deteriorating health as his reason for resigning.

To the best of the Board's information and belief, at no time during Mr. Factor's term as a director was there a disagreement between Mr. Factor and the Board relating to the Registrant's operations, policies or practices.







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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             IMATEC, LTD.


                                             /s/ Dr. Hanoch Shalit
                                             -----------------------------------
                                             DR. HANOCH SHALIT
                                             Chairman, President and Chief
                                             Executive Officer


Dated: July 22, 1998